UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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☑	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12

SS&C TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1 -- ELECTION OF DIRECTORS
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises and Fiscal Year-End Option Values
STOCK PERFORMANCE CHART
Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Plan Information
PROPOSAL 2 -- AMENDMENT TO THE 1996 DIRECTOR STOCK OPTION PLAN
SUMMARY OF THE DIRECTOR PLAN
PROPOSAL 3 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
APPENDIX A SS&C TECHNOLOGIES, INC. AUDIT COMMITTEE CHARTER (Adopted by the Board of Directors on March 24, 2004)
APPENDIX B SS&C TECHNOLOGIES, INC. 1996 DIRECTOR STOCK OPTION PLAN
AMENDMENT NO. 1 TO THE 1996 DIRECTOR STOCK OPTION PLAN OF SS&C TECHNOLOGIES, INC.
SS&C TECHNOLOGIES, INC. AMENDMENT NO. 2 TO 1996 DIRECTOR STOCK OPTION PLAN, AS AMENDED
SS&C TECHNOLOGIES, INC. AMENDMENT NO. 3 TO 1996 DIRECTOR STOCK OPTION PLAN, AS AMENDED
SS&C TECHNOLOGIES, INC. AMENDMENT NO. 4 TO 1996 DIRECTOR STOCK OPTION PLAN OF SS&C TECHNOLOGIES, INC.
SS&C TECHNOLOGIES, INC. AMENDMENT NO. 5 TO 1996 DIRECTOR STOCK OPTION PLAN OF SS&C TECHNOLOGIES, INC.
PROXY CARD

SS&C TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2004

       NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of SS&C Technologies, Inc., a Delaware corporation, will be held on Thursday, May 20, 2004 at 9:00 a.m. at the offices of SS&C Technologies, Inc., 80 Lamberton Road, Windsor, Connecticut 06095 for the purpose of considering and voting upon the following matters:

1.	To elect two Class II directors for the ensuing three years;

2.	To amend our 1996 Director Stock Option Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder from 450,000 to 675,000 shares;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending December 31, 2004; and

4.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

      The board of directors has no knowledge of any other business to be transacted at the annual meeting.

      The board of directors has fixed the close of business on April 15, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournments thereof.

      A copy of Amendment No. 1 to our Annual Report on Form 10-K/ A for the year ended December 31, 2003, which contains consolidated financial statements and other information of interest to stockholders, accompanies this notice and the enclosed proxy statement.

By Order of the Board of Directors,

/S/ William C. Stone
William C. Stone, Chairman of the Board

April 21, 2004

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

SS&C TECHNOLOGIES, INC.

80 Lamberton Road
Windsor, Connecticut 06095

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held on May 20, 2004

      This proxy statement is furnished in connection with the solicitation by the board of directors of SS&C Technologies, Inc., a Delaware corporation, of proxies for use at the annual meeting of stockholders to be held on Thursday, May 20, 2004 at 9:00 a.m. at the offices of SS&C Technologies, Inc., 80 Lamberton Road, Windsor, Connecticut 06095 and at any adjournments thereof. Except where the context otherwise requires, references to “SS&C,” “we” or “us” in this proxy statement will mean SS&C Technologies, Inc. and any of its subsidiaries.

      The notice of meeting, this proxy statement, the enclosed proxy card and Amendment No. 1 to our Annual Report on Form 10-K/ A for the year ended December 31, 2003 are first being mailed or given to stockholders on or about April 23, 2004. We will furnish, upon written request of any stockholder, without charge, a copy of our Annual Report on Form 10-K, as amended. We will also furnish, upon written request of any stockholder and the payment of an appropriate processing fee, copies of the exhibits to our Annual Report on Form 10-K, as amended. Please address all such requests to SS&C Technologies, Inc., 80 Lamberton Road, Windsor, Connecticut 06095, Attention: Secretary.

      Proxies will be voted in accordance with the instructions of the stockholders. If no choice is specified, proxies will be voted in favor of the matters set forth in the accompanying notice of meeting. A proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to our secretary. Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.

      On April 15, 2004, the record date for determination of stockholders entitled to vote at the annual meeting, 18,771,037 shares of our common stock, $0.01 par value per share, were outstanding and entitled to vote. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the annual meeting. Unless otherwise indicated, all share amounts and per share amounts in this proxy statement reflect the three-for-two split of our common stock paid in the form of a common stock dividend on March 5, 2004 to stockholders of record as of the close of business on February 20, 2004.

Votes Required

      The holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the annual meeting. Shares of common stock present in person or represented by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval, will be counted for the purpose of determining whether a quorum exists at the annual meeting.

      The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the annual meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and voting on the matter is required to approve the amendment to our 1996 Director Stock Option Plan and to ratify the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending December 31, 2004.

      Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and “broker non-votes”

will have no effect on the voting on the matters to be voted on at the annual meeting, each of which requires the affirmative vote of either a plurality of the votes cast or a majority of shares present in person or represented by proxy and voting on the matter.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information, as of February 29, 2004, with respect to the beneficial ownership of shares of common stock, by:

•	each person known to SS&C to beneficially own more than 5% of the outstanding shares of our common stock,

•	each of our directors and nominees for director,

•	our chief executive officer and each of our three other executive officers, and

•	all executive officers, directors and nominees for director as a group.

      Unless otherwise indicated, the address of each of the stockholders listed below is c/o SS&C Technologies, Inc., 80 Lamberton Road, Windsor, Connecticut 06095.

	Amount and Nature of
	Beneficial Ownership(1)

	Number of	Percent of
Name of Beneficial Owner	Shares	Class

5% Stockholders:
William C. Stone(2)	7,058,270	37.0%
Barclays Global Investors, N.A. and affiliates(3)	1,256,893	6.7%
Other Directors and Nominees:
David W. Clark, Jr.(4)	225,000	1.2%
Joseph H. Fisher(5)	122,850	*
Albert L. Lord(6)	121,800	*
Patrick J. McDonnell(7)	97,500	*
Jonathan M. Schofield(8)	92,400	*
James L. Sullivan(9)	40,350	*
Other Named Executive Officers:
Normand A. Boulanger(10)	242,810	1.3%
Patrick J. Pedonti(11)	62,123	*
Stephen V.R. Whitman(12)	16,437	*
All executive officers, directors and nominees for director as a group (10 persons)(13)	8,079,540	40.9%

*	Less than 1%

(1)	The number of shares beneficially owned by each stockholder, named executive officer, director and nominee for director is determined under rules promulgated by the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire either currently or at any time within the 60-day period following February 29, 2004 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2)	Includes 331,250 shares subject to outstanding stock options exercisable on or within the 60-day period following February 29, 2004.

(3)	The Schedule 13G filed with the Securities and Exchange Commission by Barclays Global Investors, N.A. and affiliates on February 17, 2004 indicates that Barclays Global Investors, N.A. beneficially owns 1,145,788 shares, Barclays Global Fund Advisors beneficially owns 106,155 shares, and Barclays Bank PLC beneficially owns 4,950 shares. All information in the Schedule 13G is as of December 31, 2003. The address of Barclays Global Investors, N.A. and its affiliates is 45 Fremont Street, San Francisco, CA 94105.

(4)	Consists of 45,000 shares held directly by Mr. Clark, 90,000 shares held by the David and Anna Clark Family Limited Partnership, of which Mr. Clark is a general partner, 15,000 shares held by Anna F. Clark, Mr. Clark’s spouse, and 75,000 shares subject to outstanding stock options exercisable on or within the 60-day period following February 29, 2004. Mr. Clark disclaims beneficial ownership of the shares held by the David and Anna Clark Family Limited Partnership except to the extent of his proportionate pecuniary interest therein.

(5)	Consists of 45,600 shares held directly by Mr. Fisher, 2,250 shares held by Linda L. Luchs, Mr. Fisher’s spouse, and 75,000 shares subject to outstanding stock options exercisable on or within the 60-day period following February 29, 2004.

(6)	Includes 37,500 shares subject to outstanding stock options exercisable on or within the 60-day period following February 29, 2004.

(7)	Consists of 40,500 shares held directly by Mr. McDonnell, 4,500 shares held by the McDonnell Company Pension Plan, of which Mr. McDonnell is a trustee, and 52,500 shares subject to outstanding stock options exercisable on or within the 60-day period following February 29, 2004.

(8)	Includes 67,500 shares subject to outstanding stock options exercisable on or within the 60-day period following February 29, 2004.

(9)	Includes 37,500 shares subject to outstanding stock options exercisable on or within the 60-day period following February 29, 2004.

(10)	Includes 235,310 shares subject to outstanding stock options exercisable on or within the 60-day period following February 29, 2004.

(11)	Includes 60,623 shares subject to outstanding stock options exercisable on or within the 60-day period following February 29, 2004.

(12)	Includes 15,987 shares subject to outstanding stock options exercisable on or within the 60-day period following February 29, 2004.

(13)	Includes an aggregate of 988,170 shares subject to outstanding stock options exercisable on or within the 60-day period following February 29, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other SS&C equity securities. Based solely on our review of copies of reports filed by such persons furnished to us, we believe that during the fiscal year ended December 31, 2003, such persons complied with all Section 16(a) filing requirements, except as set forth below.

      Mr. Boulanger filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 on June 13, 2003 reflecting an exercise of options to buy 19,050 shares and the sale of those shares on June 10, 2003.

      Mr. Schofield filed an Annual Statement of Changes in Beneficial Ownership of Securities on Form 5 on March 18, 2004 reflecting a gift of 1,500 shares on December 10, 2003.

Householding of Annual Meeting Materials

      Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement or Amendment No. 1 to our Annual Report on Form 10-K/ A may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or telephone number: SS&C Technologies, Inc., 80 Lamberton Road, Windsor, Connecticut 06095, Attention: Secretary (860) 298-4500. If you would like to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address or telephone number.

PROPOSAL 1 — ELECTION OF DIRECTORS

Directors and Nominees for Director

      SS&C has a classified board of directors currently consisting of two Class I directors, Albert L. Lord and Jonathan M. Schofield, two Class II directors, David W. Clark, Jr. and Joseph H. Fisher, and three Class III directors, Patrick J. McDonnell, William C. Stone and James L. Sullivan. The Class I, Class II and Class III directors will serve until the annual meetings of stockholders to be held in 2006, 2004 and 2005, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for full three-year terms to succeed those directors whose terms are expiring.

      Unless the proxy is marked otherwise, the persons named in the enclosed proxy will vote to elect, as Class II directors, David W. Clark, Jr. and Joseph H. Fisher, to serve for the ensuing three-year term.

      Each Class II director will be elected to hold office until the 2007 annual meeting of stockholders and until his successor is elected and qualified. Each nominee has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. The board of directors has no reason to believe that the nominees will be unable to serve if elected.

      For each member of the board of directors whose term of office as a director continues after the annual meeting, including those who are nominees for election as Class II directors, there follows information given by each concerning his principal occupation and business experience for at least the past five years, the names of other publicly held companies for which he serves as a director, his age and his length of service as a director of SS&C. There are no familial relationships among any of our directors, nominees for director and executive officers.

Nominees For Terms Expiring in 2007 (Class II Directors)

      David W. Clark, Jr., age 66, has served on our board of directors since November 1992. Since 1991, Mr. Clark has served as the managing director of Pryor & Clark Company, a private investment and venture capital company. Mr. Clark previously served as president, chief operating officer and treasurer of Corcap, Inc., an elastomer and molded rubber manufacturer, president and chief executive officer of CompuDyne Corporation, a supplier of software systems for public safety and justice applications and a manufacturer of products used to protect federal buildings and installations, and president and chief operating officer of Lydall, Inc., a diversified manufacturer of industrial products. Mr. Clark currently serves as a member of the boards of directors of Checkpoint Systems Inc., a manufacturer of retail security systems and specialty labels, and of CompuDyne.

      Joseph H. Fisher, age 60, has served on our board of directors since January 1992. Mr. Fisher has been retired since May 1991. From 1983 through 1991, Mr. Fisher served as the managing partner of the Hartford, Connecticut office of KPMG LLP, an accounting firm. Mr. Fisher currently serves as a member of the boards of directors of Curtis Corporation, a privately held packaging company, and the Connecticut Housing Finance Authority.

Directors Whose Terms Expire in 2006 (Class I Directors)

      Albert L. Lord, age 58, has served on our board of directors since July 2001. Since July 1997, Mr. Lord has served as the vice chairman and chief executive officer of SLM Holding Corp. (Sallie Mae), a provider of funding and financial services for higher education. From December 1993 through August 1997, he served as chief executive officer of LCL, Ltd., a financial management-consulting firm. Mr. Lord currently serves as a member of the boards of directors of SLM Holding Corp. and BearingPoint, Inc., a consulting company.

      Jonathan M. Schofield, age 63, has served on our board of directors since April 1997. Mr. Schofield has been retired since March 2001. From December 1992 through March 2001, Mr. Schofield served as chairman of the board of Airbus Industrie of North America, Inc., a subsidiary of Airbus Industrie, a manufacturer of large civil aircraft. From December 1992 through February 2000, he also served as chief executive officer of Airbus Industrie of North America. From 1989 through 1992, Mr. Schofield served as president of United Technologies International, a wholly owned subsidiary of United Technologies Corporation, a diversified manufacturer of industrial products. Mr. Schofield currently serves as a member of the board of directors of Aviall, Inc., an aviation parts and supplies distribution company and of B/ E Aerospace, Inc., a manufacturer of numerous aircraft products, and as a Trustee of Lease Investment Flight Trust (LIFT). Mr. Schofield was awarded the Legion of Honor from the French Republic in 2002.

Directors Whose Terms Expire in 2005 (Class III Directors)

      Patrick J. McDonnell, age 60, has served on our board of directors since May 2000. Since June 2000, Mr. McDonnell has served as the president and chief executive officer of the McDonnell Company LLC, a business consulting company. From September 1999 through June 2000, Mr. McDonnell served as the president and chief executive officer of Jordan Professional Services, a professional services firm. From September 1998 through August 1999, Mr. McDonnell served as the president and chief operating officer of LAI Worldwide, an executive recruitment firm. From July 1998 through August 1998, Mr. McDonnell served as director of global assurance for PricewaterhouseCoopers LLP, an accounting firm. Prior to that time, Mr. McDonnell served as the vice chairman of business assurance for Coopers & Lybrand, an accounting firm. Mr. McDonnell serves as a member of the board of directors of First Midwest Bancorp, Inc., a bank holding company.

      William C. Stone, age 49, founded SS&C Technologies, Inc. in 1986 and has served as chairman of SS&C’s board of directors and chief executive officer since SS&C’s inception. Mr. Stone also served as president from SS&C’s inception through April 1997 and since March 1999. Prior to founding SS&C, Mr. Stone directed the financial services consulting practice of KPMG LLP in Hartford, Connecticut and served as vice president of administration and special investment services at Advest, Inc., a financial services company.

      James L. Sullivan, age 52, has served on our board of directors since September 2001. Since December 2003, Mr. Sullivan has served as national director of DataSite sales and marketing at Merrill Corporation, a diversified communications and document services company. From June 2002 until September 2003, he served as a managing director of Russell Reynolds Associates, Inc., an executive recruiting firm. Mr. Sullivan was a Partner of TwentyTen, LLC, an investment banking firm, from October 2001 to June 2002. From March 2000 through April 2001, Mr. Sullivan served as a managing director of the Technology Group at Morgan Stanley & Co. Incorporated, an investment banking firm. From December 1995 through March 2000, Mr. Sullivan was a managing director at Hambrecht & Quist Incorporated/ Chase H&Q, an investment banking firm.

      See “Security Ownership of Certain Beneficial Owners and Management” above for a summary of the shares of our common stock owned by each of the directors and director nominees.

Board Determination of Independence

      Under NASDAQ rules that become applicable to SS&C on the date of the annual meeting, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that none of Messrs. Clark, Fisher, Lord, McDonnell, Schofield or Sullivan has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of The NASDAQ Stock Market, Inc. Marketplace Rules.

Board Meetings and Attendance

      The board of directors met four times during 2003, either in person or by teleconference. During 2003, each director attended at least 75% of the meetings of the board of directors and of the committees on which he then served.

Director Attendance at Annual Meetings of Stockholders

      Although we do not have a formal policy with respect to director attendance at annual meetings of stockholders, we try to schedule a regular meeting of the board each year on the same date as the annual meeting. All of our directors attended the 2003 annual meeting of stockholders.

Board Committees

      The board of directors has established three standing committees — audit, compensation and nominating — each of which operates under a charter that has been approved by the board of directors. Current copies of each committee’s charter are posted under “Corporate Governance” in the “Investor Information” section of SS&C’s website, www.ssctech.com. In addition, a copy of the audit committee charter, as in effect on the date of this proxy statement, is attached as Appendix A.

      The board of directors has determined that all of the members of each of its three standing committees are independent as defined under the new rules of the NASDAQ Stock Market that become applicable to SS&C on the date of the annual meeting, including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934. In addition, all of the members of the audit committee are independent as defined by the rules of the NASDAQ Stock Market that apply to SS&C until the date of the annual meeting.

Audit Committee

      The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent auditor;

•	overseeing the work of our independent auditor, including through the receipt and consideration of certain reports from the independent auditor;

•	reviewing and discussing with management and the independent auditors SS&C’s annual and quarterly financial statements and related disclosures;

•	monitoring SS&C’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	establishing policies for the receipt and retention of accounting-related complaints and concerns; and

•	preparing the audit committee report required by SEC rules.

      The board of directors has determined that each of Joseph H. Fisher, Patrick J. McDonnell and James L. Sullivan is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

      The audit committee met six times during 2003. The current members of the audit committee are Messrs. Fisher (Chairman), McDonnell and Sullivan.

Compensation Committee

      The compensation committee’s responsibilities include:

•	establishing the compensation of, and compensation policies applicable to, our chief executive officer;

•	establishing the compensation of, and compensation policies applicable to, our other executive officers;

•	overseeing and administering SS&C’s cash and equity incentive plans; and

•	reviewing and making recommendations to the board of directors with respect to director compensation.

      The compensation committee met once during 2003. The current members of the compensation committee are Messrs. Clark, Lord and Schofield (Chairman).

Nominating Committee

      The board of directors formed its nominating committee in February 2004. The responsibilities of the nominating committee include:

•	identifying individuals qualified to become board members;

•	recommending to the board the persons to be nominated for election to the board and to each of the board’s committees; and

•	overseeing the evaluation of the board of directors.

      The current members of the nominating committee are Messrs. Clark (Chairman), Fisher and Lord.

Director Candidates

      The process followed by the nominating committee to identify and evaluate director candidates includes requests to board members, management and others for recommendations. If appropriate, the nominating committee intends to evaluate biographical information and background material relating to potential candidates and to interview selected candidates.

      In considering whether to recommend any particular candidate for inclusion in the board of directors slate of recommended director nominees, the nominating committee considers criteria established by the committee, including the candidate’s integrity, business acumen, knowledge of SS&C’s business and industry, experience, conflicts of interest and the ability to act in the interests of all stockholders. The nominating committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities.

      Stockholders may recommend individuals to the nominating committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Nominating Committee, c/o Stephen V. R. Whitman, Secretary, SS&C Technologies, Inc., 80 Lamberton Road, Windsor, Connecticut 06095. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

      Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating committee or the board of directors, by following the procedures set forth below under “Stockholder Proposals for 2005 Annual Meeting.” The required notice must set forth the nominee’s name, age, business address and, if known, residence address and principal occupation or employment, the number of shares of stock of SS&C which are beneficially owned by such nominee, and any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to be named as a nominee and to serve as a director if elected. The notice must also include the name and address, as they appear on SS&C’s books, of the stockholder providing the notice and the class and number of SS&C shares which are beneficially owned by such stockholder. We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a member of our board of directors.

Communicating with the Independent Directors

      The board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The chairman of the nominating committee, with the assistance of our general counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the nominating committee, in consultation with the general counsel, considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

      Stockholders who wish to send communications on any topic to the board of directors should address such communications to Board of Directors, c/o Stephen V. R. Whitman, Secretary, SS&C Technologies, Inc., 80 Lamberton Road, Windsor, Connecticut 06095.

Code of Business Conduct and Ethics

      Upon the recommendation of our audit committee, our board of directors has adopted a new code of business conduct and ethics that applies to all of our executive officers, directors and employees. We have posted a current copy of our code under “Corporate Governance” in the “Investor Information” section of our website at www.ssctech.com. To the extent permitted by applicable rules of the NASDAQ Stock Market, we intend to satisfy the disclosure requirements under Item 10 of Form 8-K regarding an amendment to, or waiver from, a provision of the code of business conduct and ethics with respect to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website.

Compensation of Directors

      Each non-employee director is paid $500 for attendance at each meeting of the board of directors (other than telephonic meetings) and each committee meeting. Directors who are employees of SS&C are not entitled to compensation for attendance at these meetings in their capacities as directors. The chairman of the audit committee and the chairman of the compensation committee are each paid an additional fee of $2,500 per year for service as the head of a committee. All of the directors are reimbursed for expenses incurred in connection with their attendance at board and committee meetings. Non-employee directors are also awarded options under our 1996 Director Stock Option Plan. For more information regarding the Director Plan, see “Proposal 2 — Amendment to the 1996 Director Stock Option Plan” below.

Compensation of Executive Officers

Summary Compensation

      The following table sets forth certain information concerning the annual and long-term compensation of our chief executive officer and our three other executive officers for the fiscal years ended December 31, 2001, 2002 and 2003. We refer to these executive officers as our “named executive officers.”

Summary Compensation Table

				Long-Term
				Compensation

		Annual Compensation		Awards

				Securities
				Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Options(#)	Compensation($)

William C. Stone	2003	$400,000	$600,000	300,000	$3,748	(1)
Chairman of the Board, President and	2002	400,000	500,000	—	2,748
Chief Executive Officer	2001	400,000	265,000	150,000	2,748
Normand A. Boulanger	2003	275,000	225,000	150,000	3,264	(2)
Executive Vice President and	2002	275,000	150,000	—	2,264
Chief Operating Officer	2001	233,750	91,250	150,000	2,000
Patrick J. Pedonti(3)	2003	175,000	75,000	45,000	3,327	(4)
Senior Vice President and	2002	160,417	45,000	37,500	2,300
Chief Financial Officer	—	—	—	—	—
Stephen V.R. Whitman(5)	2003	165,000	50,000	37,500	3,218	(6)
Senior Vice President and	2002	89,375	30,000	30,000	54,152	(7)
General Counsel	—	—	—	—	—

(1)	Consists of our contribution of $3,000 to Mr. Stone’s account under the SS&C 401(k) savings plan and our payment of $748 of long-term disability premiums for the benefit of Mr. Stone.

(2)	Consists of our contribution of $3,000 to Mr. Boulanger’s account under the SS&C 401(k) savings plan and our payment of $264 of long-term disability premiums for the benefit of Mr. Boulanger.

(3)	Mr. Pedonti became an executive officer of SS&C in August 2002.

(4)	Consists of our contribution of $3,000 to Mr. Pedonti’s account under the SS&C 401(k) savings plan and our payment of $327 of long-term disability premiums for the benefit of Mr. Pedonti.

(5)	Mr. Whitman became an executive officer of SS&C in July 2002.

(6)	Consists of our contribution of $3,000 to Mr. Whitman’s account under the SS&C 401(k) savings plan and our payment of $218 of long-term disability premiums for the benefit of Mr. Whitman.

(7)	Consists of $24,954 paid to Mr. Whitman for consulting services provided to SS&C prior to his employment, SS&C’s payment of $27,071 for relocation expenses, $2,000 to Mr. Whitman’s account under its 401(k) savings plan and $127 of long-term disability premiums for the benefit of Mr. Whitman.

Option Grants

      The following table sets forth certain information concerning grants of stock options made to each of our named executive officers during 2003. SS&C did not grant any stock appreciation rights during 2003.

Option Grants in Last Fiscal Year

	Individual Grants					Potential Realizable Value
						at Assumed Annual Rates
	Number of	Percent of				of Stock Price
	Securities	Total Options				Appreciation for
	Underlying	Granted to	Exercise			Option Term($)(1)
	Options	Employees in	Price per
Name	Granted(#)	Fiscal Year(%)	Share($)		Expiration Date	5%	10%

William C. Stone	300,000	50.6%	$7.99	(2)	April 7, 2013	$1,508,026	$3,821,635
Normand A. Boulanger	150,000	25.3	7.48	(3)	February 5, 2013	705,465	1,788,017
Patrick J. Pedonti	45,000	7.6	7.48	(3)	February 5, 2013	211,636	536,396
Stephen V.R. Whitman	37,500	6.3	7.48	(3)	February 5, 2013	176,363	446,995

(1)	Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their terms assuming the specified compound rates of appreciation (5% and 10%) on the market value of the common stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of the common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

(2)	The option was granted at the closing price on the NASDAQ National Market on April 8, 2003, which was the date of grant, and vests as to 25% of the shares of common stock subject to the option on April 8, 2004, and the remaining 75% of the shares of common stock subject to the option in 36 equal monthly installments thereafter.

(3)	The option was granted at the closing price on the NASDAQ National Market on February 6, 2003, which was the date of grant, and vests as to 25% of the shares of common stock subject to the option on February 6, 2004, and the remaining 75% of the shares of common stock subject to the option in 36 equal monthly installments thereafter.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

      The following table summarizes certain information regarding option exercises by our named executive officers during 2003 as well as the number and value of unexercised stock options held by our named executive officers as of December 31, 2003. No stock appreciation rights were exercised by our named executive officers during 2003, and no stock appreciation rights were outstanding as of December 31, 2003.

Aggregated Option Exercises and Fiscal Year-End Option Values

			Number of Securities
			Underlying	Value of Unexercised
			Unexercised Options at	In-The-Money Options at
	Shares		Fiscal Year-End(#)	Fiscal Year-End($)(2)
	Acquired on	Value
Name	Exercise(#)	Realized($)(1)	Exercisable/Unexercisable	Exercisable/Unexercisable

William C. Stone	—	—	240,625 / 359,375	$3,636,827 / $4,100,223
Normand A. Boulanger	97,500	$661,964	174,372 / 215,625	2,417,989 / 2,662,499
Patrick J. Pedonti	11,250	99,000	42,499 / 77,499	435,904 / 872,925
Stephen V.R. Whitman	8,700	36,482	2,550 / 56,249	26,536 / 613,320

(1)	Represents the difference between the exercise price and the fair market value of the common stock on the date of exercise, as reported on the NASDAQ National Market.

(2)	Value based upon the last sales price per share of the common stock on December 31, 2003 ($18.63), as reported on the NASDAQ National Market, less the exercise price.

Employment Agreements

      In March 1996, SS&C and Mr. Stone entered into an employment agreement providing for the employment of Mr. Stone as its president, chief executive officer and chairman of the board of directors. The agreement had an initial term of three years, which ended in March 1999. The agreement is automatically renewed for additional one-year terms until terminated either by Mr. Stone or us. Originally, the agreement provided for an annual base salary of $250,000 and annual incentive compensation in an amount to be determined by the board of directors or the compensation committee in their respective discretion. In May 1999, the compensation committee increased Mr. Stone’s base salary under the agreement to $400,000 per year, and, in February 2004, the compensation committee increased Mr. Stone’s base salary under the agreement to $500,000 per year. The agreement contains a non-competition covenant pursuant to which Mr. Stone is prohibited from competing with us while employed by us and, if Mr. Stone’s employment is terminated for cause by us or voluntarily by Mr. Stone, for a period of two years after such termination.

Certain Transactions

      During 2003 and the first quarter of 2004, RLI Insurance Company paid an aggregate of $94,930 to SS&C for maintenance of CAMRA and Finesse products. Michael J. Stone, President of RLI Insurance, is the brother of William C. Stone, our chairman of the board, president and chief executive officer.

      Please see “Compensation of Executive Officers — Employment Agreements” for a description of our employment agreement with Mr. Stone.

Report of the Compensation Committee on Executive Compensation

Overview and Philosophy

      The compensation committee is responsible for establishing the compensation of, and the compensation policies with respect to, SS&C’s executive officers, including the chief executive officer, and administering SS&C’s stock option and equity plans. The compensation committee currently consists of Messrs. Clark, Lord and Schofield.

      The objectives of SS&C’s executive compensation program are to:

•	Attract and retain key executives critical to SS&C’s long-term success;

•	Align the interests of executive officers with the interests of stockholders and SS&C’s success; and

•	Recognize and reward individual performance and responsibility.

Executive Compensation Program

      General. SS&C’s executive compensation program consists of base salary, short-term incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options. In addition, executive officers are entitled to participate in benefit programs that are available generally to SS&C employees. These benefit programs include medical benefits, the employee stock purchase plan and the 401(k) profit sharing plan and trust.

      For 2003, SS&C’s management recommended the executive compensation packages, subject to approval and oversight by the compensation committee.

      Base Compensation. William C. Stone is a party to an employment agreement with SS&C which is automatically renewed each year until terminated by either SS&C or Mr. Stone. For 2003, Mr. Stone’s employment agreement provided for an annual base salary of $400,000, subject to any increase as may be approved by the board of directors or the compensation committee and agreed to by Mr. Stone. The compensation committee generally assesses the level of Mr. Stone’s salary based on the highly competitive market for executives in the software industry, the comparable compensation received by other SS&C executives and the compensation committee’s qualitative judgment of Mr. Stone’s contributions to SS&C and SS&C’s performance. During 2003, Mr. Stone was instrumental in SS&C’s growth in revenues, in SS&C’s increased profits and in payment of its first dividend to stockholders. In light of SS&C’s strong performance in 2003 and to provide further incentive for Mr. Stone to continue his contributions to SS&C during 2004, the compensation committee determined to increase his annual salary to $500,000 in February 2004.

      For 2003, compensation for the other executive officers was set within the range of compensation for executives with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses, based on the determination of management and approved by the compensation committee. In recommending and approving executive officer compensation levels for 2003, including CEO compensation, management and the compensation committee did not rely on any formal comparison with the compensation paid to executives by companies included in NASDAQ’s Computer and Data Processing Index, due to differences in the size, management structure, location and performance of these companies. Base compensation for each executive officer was set within a particular range on a case-by-case basis in light of each individual’s contribution to SS&C as a whole, including his ability to motivate others, to develop the necessary skills to grow as SS&C matures, and to contribute to the success of the business.

      Short-Term Incentive Compensation. Under SS&C’s senior officer short-term incentive program, the compensation committee has discretionary authority to award cash bonuses to individual executive officers. The compensation committee believes the short-term incentive program provides significant incentive to SS&C’s executive officers because it enables the compensation committee to reward outstanding individual achievement. The total amount of funds available for bonuses to executive officers and other employees in the incentive program is tied to SS&C’s overall financial performance. In light of SS&C’s successful financial performance during 2003, the compensation committee elected to award significantly higher bonuses to SS&C’s executive officers, including SS&C’s chief executive officer, for services rendered during 2003. The specific elements of SS&C’s financial performance considered in setting Mr. Stone’s bonus at $600,000 included SS&C’s improvements in revenue and profits during each quarter of 2003, reductions in operating costs and expansion of SS&C’s client base.

      Long-Term Incentive Compensation. SS&C provides long-term incentives to its executive officers and key employees in the form of stock options. The objectives of this program are to align executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in the common stock. Stock options are granted at an option exercise price that is determined by the compensation committee as of the date of grant. Historically, the option exercise price has been the fair market value of the common stock at the time the option is granted. Accordingly, these stock options will only have value if SS&C’s stock price increases above the fair market value of the common stock at the time the options were granted. In selecting executives eligible to receive option grants and determining the amount and frequency of such grants, the compensation committee evaluates a variety of factors, including (1) the job level of the executive and (2) past, current and prospective service to SS&C rendered, or to be rendered, by the executive. During 2003, SS&C granted options to purchase an aggregate of 532,500 shares of common stock to SS&C’s executive officers. Mr. Stone received an option to purchase 300,000 shares, based on his strong contribution to SS&C’s financial performance during 2003, as noted above.

      Section 162(m). Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. SS&C generally intends to structure the long-term incentive compensation granted to executive officers under its 1998 Stock Incentive Plan to comply with the statute and thereby to mitigate any disallowance of deductions under Section 162(m) of the Code. However, the compensation committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) of the Code when the compensation committee believes that such payments are appropriate, after taking into consideration circumstances such as changing business conditions or the officer’s performance, and are in the best interest of SS&C stockholders. In any event, there can be no assurance that compensation attributable to stock options will be exempted from Section 162(m).

      Submitted by the Compensation Committee of the Board of Directors of SS&C Technologies, Inc.

David W. Clark, Jr.
Albert L. Lord
Jonathan M. Schofield (Chairman)

Compensation Committee Interlocks and Insider Participation

      During 2003, no executive officer of SS&C served as a director or member of the compensation committee or other committee serving an equivalent function of any other entity, one of whose executive officers served as a director or member of our compensation committee. The current members of the compensation committee are Messrs. Clark, Lord and Schofield.

Report of the Audit Committee of the Board of Directors

      The audit committee is composed of three independent directors as defined by its charter and the rules of the NASDAQ Stock Market. The audit committee operates under a written charter, which was first adopted by the board of directors in May 2000 and replaced by a written charter adopted by the board of directors in March 2004 and attached hereto as Appendix A.

      Management is responsible for SS&C’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of SS&C’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

      In this context, the audit committee has met and held discussions with management and SS&C’s independent auditors. Management represented to the audit committee that SS&C’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and SS&C’s independent auditors.

      The audit committee has discussed with SS&C’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      SS&C’s independent auditors also provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditors’ professional opinion may reasonably be thought to bear on independence, confirm their independence and engage in discussion of independence. In addition, the audit committee discussed with the independent auditors their independence from SS&C. The audit committee also considered whether the independent auditors’ provision of certain other, non-audit related services to SS&C was compatible with maintaining such auditors’ independence.

      Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in SS&C’s Annual Report on Form 10-K for the year ended December 31, 2003.

      The audit committee has selected PricewaterhouseCoopers LLP as SS&C’s independent auditor for the fiscal year ending December 31, 2004, subject to stockholder ratification.

      Submitted by the Audit Committee of the Board of Directors of SS&C Technologies, Inc.

Joseph H. Fisher (Chairman)
Patrick J. McDonnell
James L. Sullivan

Independent Auditor’s Fees

      The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent auditor, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2003	2002

Audit Fees(1)	$180,412	$160,310
Audit-Related Fees(2)	88,562	113,290
Tax Fees(3)	110,820	312,706
All Other Fees	—	—

Total Fees	$379,794	$586,306

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” These services relate to employee benefit audits, accounting consultations in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation of original and amended tax returns, claims for refunds and tax payment-planning services, accounted for $63,100 of the total tax fees billed in 2003 and $52,500 of the total tax fees billed in 2002. Tax advice and tax planning services relate to assistance with tax audits and appeals, tax advice related to acquisitions and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies and Procedures

      The audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by SS&C’s independent auditor. These policies and procedures generally provide that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

      From time to time, the audit committee may pre-approve specified types of services that are expected to be provided to us by our independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

      The audit committee has also delegated to the chairman of the audit committee the authority to approve any audit or non-audit services to be provided to us by our independent auditor. Any approval of services by a member of the audit committee pursuant to this delegated authority is reported on at the next meeting of the audit committee.

Comparative Stock Performance

      The graph below compares the cumulative total stockholder return on the common stock for the period from December 31, 1998 through December 31, 2003 with the cumulative total return over the same period on Standard and Poor’s S&P 500 Composite Index and NASDAQ’s Computer and Data Processing Index. The comparison assumes an investment of $100 on December 31, 1998 in the common stock and in each of the indices and, in each case, assumes reinvestment of all dividends.

STOCK PERFORMANCE CHART

	12/31/98	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03

SS&C Technologies, Inc.	$100.00	$52.52	$35.10	$56.97	$86.07	$225.85
S&P 500 Composite Index	100.00	121.11	110.34	97.32	75.75	97.51
NASDAQ Computer and Data Processing Index	100.00	219.99	101.25	81.54	56.23	74.08

Securities Authorized for Issuance Under Equity Compensation Plans

      The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2003.

Equity Compensation Plan Information

	(a)	(b)	(c)

			Number of Securities
	Number of Securities		Remaining Available for
	to be Issued upon	Weighted-average	Future Issuance under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column(a))(1)

Equity compensation plans approved by security holders:
1994 Stock Option Plan	140,550	$5.388	—
1996 Director Stock Option Plan	345,000	6.657	82,500	(2)
1998 Stock Incentive Plan	1,702,923	6.301	2,839,938
1996 Employee Stock Purchase Plan	—	—	379,559	(3)
Equity compensation plans not approved by security holders:
1999 Non-Officer Employee Stock Incentive Plan	382,493	$3.743	799,659
Warrant	90,000	4.667	—

Total	2,660,966	$5.876	4,101,656	(2)(3)

(1)	In addition to being available for future issuance upon exercise of options that may be granted after December 31, 2003, 2,839,938 shares under the 1998 Stock Incentive Plan and 799,659 shares under the 1999 Non-Officer Employee Stock Incentive Plan may instead be issued in the form of restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock and the grant of stock appreciation rights.

(2)	With respect to the 1996 Director Stock Option Plan, this table includes the 82,500 shares available for issuance prior to the annual meeting but excludes the additional 225,000 shares that would be available for issuance if Proposal 2 is approved at the annual meeting.

(3)	With respect to the 1996 Employee Stock Purchase Plan, this table includes 17,944 shares issued under the offering period that ended on March 31, 2004.

1999 Non-Officer Employee Stock Incentive Plan

      In October 1999, our board of directors adopted the 1999 Non-Officer Employee Stock Incentive Plan, or Non-Officer Plan, pursuant to which nonstatutory stock options for shares of common stock may be granted to employees of SS&C, other than executive officers.

      The board of directors administers the Non-Officer Plan. The board of directors is authorized to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Non-Officer Plan and to interpret the provisions of the Non-Officer Plan. The board of directors may amend, suspend or terminate the Non-Officer Plan at any time. The board of directors has delegated the authority to administer certain aspects of the Non-Officer Plan to the compensation committee.

      The board of directors, the compensation committee or William C. Stone, in his role as chief executive officer, selects the recipients of options under the Non-Officer Plan and determines (1) the number of shares of common stock covered by such options, (2) the dates upon which such options become exercisable, which is typically one fourth on the first anniversary of the date of grant and one thirty-sixth at the end of each month thereafter until fully vested, (3) the exercise prices for such options which may be less than, equal to or greater than the fair market value of the common stock on the date of grant, and (4) the expiration dates of such options.

      The Non-Officer Plan permits the following forms of payment of the exercise price of options: (1) payment by cash, check or in connection with a “cashless exercise” through a broker, (2) surrender to SS&C of shares of common stock, (3) delivery to SS&C of a promissory note, (4) any other lawful means, or (5) any combination of these forms of payment.

      If any option granted under the Non-Officer Plan expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such option will again be available for grant under the Non-Officer Plan. No option may be granted under the Non-Officer Plan on or after October 19, 2009, but awards previously granted may extend beyond the date.

Warrant

      On March 29, 2002, SS&C granted Conseco, Inc., one of its customers, a warrant to purchase 90,000 shares of common stock. The warrant is exercisable in whole or in part at an exercise price of $4.667 per share, provided that no individual exercise is for fewer than 7,500 shares. The warrant expires on March 29, 2007.

PROPOSAL 2 — AMENDMENT TO THE 1996

DIRECTOR STOCK OPTION PLAN

      On February 5, 2004, our board of directors approved an amendment to the 1996 Director Stock Option Plan, subject to stockholder approval, increasing the number of shares of common stock authorized for issuance under the Director Plan from 450,000 to 675,000 shares.

      The board of directors adopted the amendment because it believes that the number of shares currently available under the Director Plan is insufficient to satisfy our equity compensation requirements for directors for the future. The board of directors believes that continued grants of stock options to members of the board of directors will be an important element in attracting and retaining directors who contribute to our growth and success.

      As of April 2, 2004, 82,500 shares of common stock were available for issuance under the Director Plan and six directors were eligible to receive options under the Director Plan. The closing sale price per share of common stock on such date was $26.64, as reported on the NASDAQ National Market.

SUMMARY OF THE DIRECTOR PLAN

      The following is a summary of the material provisions of the Director Plan.

      The Director Plan provides for the grant of nonstatutory stock options to purchase shares of common stock to our directors who are not our employees or employees of any of our subsidiaries. Currently, under the Director Plan each eligible director is entitled to receive an option to purchase 7,500 shares of common stock upon his or her initial election to the board of directors and at each annual meeting of stockholders, provided that he or she continues to serve as a director immediately following such annual meeting.

      All options granted under the Director Plan vest in full immediately upon the date of grant. The exercise prices of options granted under the Director Plan equal the last reported sales price per share of the common stock on the NASDAQ National Market or such other nationally recognized exchange or trading system if the common stock is no longer traded on the NASDAQ National Market, on the date of grant.

      Except as otherwise provided by the board of directors, options granted under the Director Plan generally are not transferable by the optionee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the event a holder of an option granted under the Director Plan ceases to serve as a director of SS&C, other than due to death or disability, such option may be exercised for the portion then exercisable at any time within 60 days after the date that the holder ceases to serve as a director. In the event that the holder ceases to serve as a director due to his or her death or disability, then the director, or his or her administrator, executor or heirs may exercise the exercisable portion of the option for up to 180 days after the date that the holder ceases to serve as a director. Options granted under the Director Plan expire ten years from the date of grant.

      The Director Plan is administered by the board of directors or the compensation committee. Grants of stock options under the Director Plan and the amount and nature of the awards to be granted shall be automatic in accordance with the provisions of the Director Plan. However, all questions concerning interpretation of the Director Plan or any options granted thereunder shall be resolved by the board of directors or the compensation committee. The board of directors is required to make appropriate adjustments in connection with the Director Plan and any outstanding grants to reflect stock dividends, stock splits and certain other events, including mergers. Subject to the provisions of the Director Plan, the board of directors or the compensation committee may modify or amend outstanding options, and the board of directors may amend, suspend, terminate or discontinue the Director Plan.

Eligibility to Receive Awards

      Directors who are not employees of SS&C or any of its subsidiaries are eligible to receive options under the Director Plan. As of April 2, 2004, six persons were eligible to receive awards under the Director Plan. The following table summarizes options awarded under the Director Plan as of April 2, 2004, since the adoption of the Director Plan in April 1996:

Number of Shares
of Common Stock
Subject to Options
Granted under the
Name	Director Plan

David W. Clark, Jr.	75,000
Joseph H. Fisher	75,000
Albert L. Lord	37,500
Patrick J. McDonnell	52,500
Jonathan M. Schofield	75,000
James L. Sullivan	37,500
Non-Executive Director Group	352,500
Non-Executive Officer Group	—
Current Executive Officers as a Group	—

Federal Income Tax Consequences

      The following summarizes the United States federal income tax consequences that generally will arise with respect to options granted under the plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

      An optionee will not have income upon the grant of a nonstatutory stock option. An optionee will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the optionee exercised the option less the exercise price. Upon sale of the stock, the optionee will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the optionee has held the stock for more than one year and otherwise will be short-term.

      There will be no tax consequences to us except that we will be entitled to a deduction when an optionee has compensation income.

      THE BOARD BELIEVES THAT THE APPROVAL OF THE DIRECTOR PLAN AMENDMENT IS IN THE BEST INTERESTS OF SS&C AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

      The audit committee has selected PricewaterhouseCoopers LLP as our independent public accountants for the year ending December 31, 2004, subject to ratification by stockholders at the annual meeting. Although stockholder approval of the audit committee’s selection of PricewaterhouseCoopers LLP is not required by law, the board of directors and the audit committee believe that it is advisable to give stockholders an opportunity to ratify this selection. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the board of directors and the audit committee will reconsider the matter. A representative of PricewaterhouseCoopers LLP, which served as our independent public accountants for the year ended December 31, 2003, is expected to be present at the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

      THE BOARD BELIEVES THAT THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS IS IN THE BEST INTERESTS OF SS&C AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF APPROVING THIS APPOINTMENT.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      Any proposal that a stockholder of ours wishes to be considered for inclusion in our proxy statement and proxy for the 2005 annual meeting of stockholders must be submitted to our secretary at our offices, 80 Lamberton Road, Windsor, Connecticut 06095, no later than December 24, 2004.

      If a stockholder of SS&C wishes to present a proposal before the 2005 annual meeting, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy, such stockholder must also give written notice to the secretary of SS&C at the address noted above. The secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2005 annual meeting; provided that, in the event that less than 70 days’ notice or prior public disclosure of the date of the 2005 annual meeting is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2005 annual meeting, the proxies designated by the board of directors will have discretionary authority to vote on any such proposal.

OTHER MATTERS

      The board of directors knows of no other business which will be presented for consideration at the annual meeting other than that described above. However, if any other business should come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote, or otherwise act, in accordance with their best judgment on such matters.

      We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

      THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

By Order of the Board of Directors,

/s/ William C. Stone
William C. Stone, Chairman of the Board

April 21, 2004

APPENDIX A

SS&C TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER
(Adopted by the Board of Directors on March 24, 2004)

A.	Purpose

      The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.	Structure and Membership

      1. Number. The Audit Committee shall consist of at least three members of the Board of Directors.

      2. Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

      3. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

      4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

      5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

      6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.     Authority and Responsibilities

General

      The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

      1.     Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

      2.     Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

      3.     Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

      4.     Pre-approval of Services. The Audit Committee shall pre-approve all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

      5.     Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

Audited Financial Statements

      6.     Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

      7.     Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

      8.     Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

      9.     Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

      10.     Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

      11.     Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      12.     Related-Party Transactions. The Audit Committee shall review all “related party transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

      13.     Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.     Procedures and Administration

      1.     Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with the independent auditor and Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

      2.     Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

      3.     Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

      4.     Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

      5.     Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

      6.     Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

      7.     Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

APPENDIX B

SS&C TECHNOLOGIES, INC.
1996 DIRECTOR STOCK OPTION PLAN

1.	Purpose.

The purpose of this 1996 Director Stock Option Plan (the “Plan”) of SS&C Technologies, Inc. (the “Company”) is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company’s future progress and to provide them with a further incentive to remain as directors of the Company.

2.	Administration.

     The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board of Directors and such resolution shall be final and binding upon all persons having an interest in the Plan.

3.	Participation in the Plan.

     Directors of the Company who are not full-time employees of the Company or any subsidiary of the Company (“outside directors”) shall be eligible to receive options under the Plan.

4.	Stock Subject to the Plan.

     (a) The maximum number of shares of the Company’s common stock, par value $.01 per share (“common stock”), which may be issued under the Plan shall be 150,000 shares, subject to adjustment as provided in Section 7.

     (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

     (c) All options granted under the Plan shall be nonstatutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

5.	Terms, Conditions and Form of Options.

     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a) Option Grant Dates. Options shall automatically be granted to all eligible outside directors as follows:

          (i) each person who first becomes an eligible outside director after the closing date (the “Closing Date”) of the Company’s initial public offering of common stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall be granted an option to purchase 5,000 shares of common stock on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

          (ii) each eligible outside director shall be granted an additional option to purchase 5,000 shares of common stock on the date of each Annual Meeting of Stockholders of the Company commencing with the 1997 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such Annual Meeting.

     (b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company’s common stock on the NASDAQ National Market (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company’s common stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the common stock is not traded on the NASDAQ National Market or an exchange, the fair market value per share on the date of grant as most recently determined by the Board of Directors.

     (c) Options Non-Transferable. To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any option granted under the Plan to an optionee shall not be transferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the optionee’s lifetime only by the optionee or the optionee’s guardian or legal representative.

     (d) Vesting Period.

          (i) General. Each option granted under the Plan shall become exercisable on the first anniversary of the Option Grant Date; provided, however, that the optionee continue to serve as a director on such date.

          (ii) Acceleration Upon Change in Control. Notwithstanding the foregoing, each outstanding option granted under the Plan shall immediately become exercisable in full in the event a Change in Control (as defined in Section 8) of the Company occurs.

     (e) Termination. Each option shall terminate, and may no longer be exercised, on the earlier of the (i) the date 10 years after the Option Grant Date or (ii) the date 60 days after the optionee ceases to serve as a director of the Company; provided that, in the event an optionee ceases to serve as a director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), then the exercisable portion of the option may be exercised, within the period of 180 days following the date the optionee ceases to serve as a director (but in no event later than 10 years after the Option Grant Date), by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice pursuant to Section 5(h).

     (f) Exercise Procedure. An option may be exercised only by written notice to the Company at its principal office accompanied by payment in cash of the full consideration for the shares as to which the option is exercised.

     (g) Exercise by Representative Following Death of Director. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee’s death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.	Limitation of Rights.

     (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

     (b) No Stockholders’ Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

7.	Adjustment Provisions for Mergers, Recapitalizations and Related Transactions.

     If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of common stock are exchanged for a different number or kind of securities of the Company or of another entity, or (ii) additional shares or new or different shares or other securities of the Company or of another entity are distributed with respect to such shares of common stock, the Board of Directors shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and/or (z) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

8.	Change in Control.

     For purposes of the Plan, a “Change in Control” shall be deemed to have occurred only if any of the following events occurs: (i) any “person”, as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iv) individuals who, on the date on which the Plan was adopted by the Board of Directors, constituted the Board of Directors of the Company, together with any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who were directors on the date on which the Plan was adopted by the Board of Directors or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors.

9.	Modification, Extension and Renewal of Options.

     The Board of Directors shall have the power to modify or amend outstanding options; provided, however, that no modification or amendment may (i) have the effect of altering or impairing any rights or obligations of any option previously granted without the consent of the optionee, or (ii) modify the number of shares of common stock subject to the option (except as provided in Section 7).

10.	Termination and Amendment of the Plan.

     The Board of Directors may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares subject to the Plan (except as provided in Section 7), (ii) materially modify the requirements as to eligibility to receive options under the Plan, or (iii) materially increase the benefits accruing to participants in the Plan; and provided further that the Board of Directors may not amend the provisions of Sections 3, 5(a), 5(b) or 5(c) more frequently than once every six months, other than to comply with changes in the Code or the rules thereunder.

11.	Notice.

     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

12.	Governing Law.

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

13.	Stockholder Approval.

     The Plan is conditional upon stockholder approval of the Plan within one year from its date of adoption by the Board of Directors. No option under the Plan may be exercised until such stockholder approval is obtained, and the Plan and all options granted under the Plan shall be null and void if the Plan is not so approved by the Company’s stockholders.

Adopted by the Board of Directors on April 1, 1996

Approved by the stockholders on April 1, 1996

AMENDMENT NO. 1 TO THE 1996 DIRECTOR STOCK OPTION PLAN
OF
SS&C TECHNOLOGIES, INC.
October 30, 1996

     The 1996 Director Stock Option Plan (the “Plan”) of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Plan):

1.	The reference to Section 5(h) at the end of Section 5(e) of the Plan shall be amended to refer to Section 5(f).

2.	Section 10 of the Plan shall be deleted in its entirety and replaced with the following:

“10. Termination and Amendment of the Plan. The Board of Directors may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever.”

     Except as aforesaid, the Plan shall remain in full force and effect.

SS&C TECHNOLOGIES, INC.
AMENDMENT NO. 2
TO
1996 DIRECTOR STOCK OPTION PLAN, AS AMENDED

     1. The 1996 Director Stock Option Plan, as amended (the “Plan”), is hereby amended to delete subsection 5(d) thereof and replace such subsection in its entirety with the following:

“(d) Vesting Period. Each option granted under the Plan shall be exercisable in full immediately upon the Option Grant Date.”

     2. The Plan is hereby amended to delete section 8 thereof and replace such section in its entirety with the following:

“8. Intentionally deleted.”

     3. Except as aforesaid, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on May 5, 1999

SS&C TECHNOLOGIES, INC.
AMENDMENT NO. 3
TO
1996 DIRECTOR STOCK OPTION PLAN, AS AMENDED

     1. The 1996 Director Stock Option Plan, as amended (the “Plan”), is hereby amended to delete subsection 4(a) thereof and replace such subsection in its entirety with the following:

          “4(a) The maximum number of shares of the Company’s common stock, par value $.01 per share (“common stock”), which may be issued under the Plan shall be 300,000 shares, subject to adjustment as provided in Section 7.”

     2. The Plan is hereby amended to delete section 5(a) thereof and replace such section in its entirety with the following:

“5(a) Option Grant Dates. Options shall automatically be granted to all eligible outside directors as follows:

          (i) each person who first becomes an eligible outside director after the 2000 Annual Meeting of Stockholders of the Company shall be granted an option to purchase 10,000 shares of common stock on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

          (ii) each eligible outside director shall be granted an option to purchase 10,000 shares of common stock on the date of each Annual Meeting of Stockholders of the Company commencing with the 2000 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such Annual Meeting.”

     3. Except as aforesaid, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on February 7, 2000

Approved by the Stockholders on May 23, 2000

SS&C TECHNOLOGIES, INC.
AMENDMENT NO. 4
TO
1996 DIRECTOR STOCK OPTION PLAN OF
SS&C TECHNOLOGIES, INC.
May 22, 2002

     The 1996 Director Stock Option Plan (the “Plan”) of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined shall have the respective meanings ascribed to such terms in the Plan):

1.	Section 5(a) is deleted and replaced in its entirety with the following:

“5(a) Option Grant Dates. Options shall automatically be granted to all eligible outside directors as follows:

(i) each person who first becomes an eligible outside director after the 2002 Annual Meeting of Stockholders of the Company shall be granted an option to purchase 5,000 shares of common stock on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

(ii) each eligible outside director shall be granted an option to purchase 5,000 shares of common stock on the date of each Annual Meeting of Stockholders of the Company commencing with the 2003 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such Annual Meeting.”

2.	Except as amended hereby, the Plan remains in full force and affect.

Adopted by the Board of Directors on May 22, 2002

SS&C TECHNOLOGIES, INC.
AMENDMENT NO. 5
TO
1996 DIRECTOR STOCK OPTION PLAN OF
SS&C TECHNOLOGIES, INC.
February 5, 2004

     The Director Stock Option Plan (the “Plan”) of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Plan):

     1. Subsection 4(a) of the Plan is deleted and replaced with the following:

          “The maximum number of shares of the Company’s common stock, par value $.01 per share (“Common Stock”), which may be issued under the Plan shall be 675,000 shares (after giving effect to the Company’s three-for-two stock split payable March 5, 2004 to stockholders of record February 20, 2004), subject to adjustment as provided in section 7.

     2. Except as amended hereby, the Plan remains in full force and effect.

Adopted by the Board of Directors on February 5, 2004

SS&C TECHNOLOGIES, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2004

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF THE COMPANY
AND SHOULD BE RETURNED AS SOON AS POSSIBLE

     The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors’ proxy statement therefor, and revoking all prior proxies, hereby appoint(s) William C. Stone, Patrick J. Pedonti and Stephen V.R. Whitman, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of SS&C Technologies, Inc. (the “Company”) to be held on Thursday, May 20, 2004, at 9:00 a.m., at the Company’s headquarters at 80 Lamberton Road, Windsor, Connecticut 06095, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the following proposals is conditioned upon the approval of any other proposal.

     In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXY HOLDERS SHALL VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND “FOR” EACH OF PROPOSALS 2 AND 3.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS
SS&C TECHNOLOGIES, INC.

MAY 20, 2004

Please date, sign and mail your
proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

1.	To elect the nominees listed at right for Class II Director to serve for the ensuing three years (except as marked below):

/ / FOR BOTH NOMINEES / / WITHHOLD AUTHORITY FOR BOTH NOMINEES / / FOR BOTH EXCEPT (See instruction below)	Nominees:	o David W. Clark, Jr. o Joseph H. Fisher

INSTRUCTION: To withhold authority to vote for an individual nominee, mark “FOR BOTH EXCEPT” and fill in the circle next to the nominee you wish to withhold, as shown here: ●

2. To approve an amendment to the Company’s 1996 Director Stock Option Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder from 450,000 to 675,000 shares.

/ / FOR	/ / AGAINST	/ / ABSTAIN

3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2004.

/ / FOR	/ / AGAINST	/ / ABSTAIN

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND A VOTE “FOR” EACH OF PROPOSALS 2 AND 3 ARE RECOMMENDED BY THE BOARD OF DIRECTORS. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. /  /
MARK HERE IF YOU PLAN TO ATTEND THE MEETING / /

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.